UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2007
__________________________

WACHOVIA AUTO LOAN OWNER TRUST 2007-1
(Exact name of registrant as specified in its charter)

WDS RECEIVABLES LLC
(Exact name of depositor as specified in its charter)

WACHOVIA BANK, NATIONAL ASSOCIATION
(Exact name of sponsor as specified in its charter)
__________________________

Delaware (State or other jurisdiction of incorporation)	333-138043-01 333-138043 (Commission File Number)	20-5720771 20-4539495 (IRS Employer Identification No.)
c/o Wilmington Trust Company, as Owner Trustee
1100 North Market Street
Wilmington, Delaware 19890-1605
Attn:  Corporate Trust Administration
(302) 636-6000
(Address of principal executive offices of registrant including zip code and phone number)
N/A
(Former name or former address, if changed since last report)

444 East Warm Springs Road, Suite 116
Las Vegas, Nevada 89119
(702) 407-4317
 (Address of principal executive offices of depositor including zip code and phone number )
N/A
(Former name or former address, if changed since last report)

__________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.       Other  Events.

On June 7, 2007, Wachovia Auto Owner Trust 2007-1 (the “Trust”) issued $384,000,000 of 5.3372% Class A-1 Asset Backed Notes, $613,000,000 of 5.36% Class A-2 Asset Backed Notes, $200,000,000 of 5.29% Class A-3a Asset Backed Notes, $518,000,000 of LIBOR plus 0.02% Class A-3b Asset Backed Notes, $75,000,000 of 5.38% Class B Asset Backed Notes, $80,000,000 of 5.45% Class C Asset Backed Notes and $80,000,000 of 5.65% Class D Asset Backed Notes (collectively, the “Notes”), pursuant to (i) a preliminary prospectus, dated May 29, 2007, along with the related preliminary prospectus supplement, dated May 29, 2007 (together, the “Preliminary Prospectus”), filed with the Securities Exchange Commission pursuant to Rule 424(b)(3), and (ii) the prospectus, dated May 30, 2007, along with the related prospectus supplement, dated May 30, 2007 (together, the “Prospectus”), filed with the Securities Exchange Commission pursuant to Rule 424(b)(5).  Each of the Preliminary Prospectus and the Prospectus relate to registration statement number 333-138043.

In connection with such issuance, final copies of the Underwriting Agreement, the Amended and Restated Trust Agreement, the Indenture, the Sale and Servicing Agreement, the Administration Agreement and the Receivables Purchase Agreement are attached as exhibits hereto.

Item 9.01.       Financial Statements and Exhibits.

        (d)       Exhibits.  The exhibits filed in response to Item 601 of Regulation S-K are listed in the Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WDS RECEIVABLES LLC By: /s/ Keith Ford Keith Ford Assistant Vice President

Dated:  June 11,  2007

Exhibit Index

Exhibit	Description
1.1
Underwriting Agreement, dated May 30, 2007, among Wachovia Dealer Services, Inc. (“Wachovia Dealer Services”), WDS Receivables LLC (the “Depositor”) and Wachovia Capital Markets, LLC, as representative of the Underwriters named therein.

4.1	Indenture, dated as of June 1, 2007, between Wachovia Auto Loan Owner Trust 2007-1 (the “Trust”) and U.S. Bank National Association (the “Indenture Trustee”).

4.2	Amended and Restated Trust Agreement, dated as of June 1, 2007, between the Depositor and Wilmington Trust Company, as Owner Trustee.

99.1	Sale and Servicing Agreement, dated as of June 1, 2007, among the Trust, the Depositor, the Indenture Trustee and Wachovia Bank, National Association (“Wachovia Bank”), as Master Servicer.

99.2	Administration Agreement, dated as of June 1, 2007, among the Trust, the Depositor, the Indenture Trustee and Wachovia Bank, as Administrator.

99.3	Receivables Purchase Agreement, dated as of June 1, 2007, between WDS Receivables LLC, as Purchaser and Wachovia Dealer Services, as Seller.